Cash held as collateral	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Cash held as collateral

10.	Cash held as collateral

As of December 31, 2025, the Company had advanced $11,253 ($12,686 as of December 31, 2024) as collateral related to an obligation to make interest payments under an export prepayment agreement (Note 15). The amounts were determined based on the interest paid on export prepayment loans under the agreement over the previous twelve months, as established in the agreement. The settlement of the collateral will occur at the maturity of the agreement together with its final settlement.

Additionally, the Company paid $26 as a guaranteed deposit under lease agreements entered into during the period.